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                                                                    EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                             -----------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) [ ]

                        LASALLE BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   36-0884183
                                (I.R.S. Employer
                               Identification No.)

                135 South LaSalle Street, Chicago, Illinois 60603
               (Address of principal executive offices) (Zip Code)

                             -----------------------

                              Willie J. Miller, Jr.
                           Group Senior Vice President
                        Chief Legal Officer and Secretary
                            Telephone: (312) 904-2018
                       135 South LaSalle Street, Suite 925
                             Chicago, Illinois 60603
            (Name, address and telephone number of agent for service)

                             -----------------------

                         SHURGARD STORAGE CENTERS, INC.

               (Exact name of obligor as specified in its charter)

                 Washington                                   91-1603837
      (State or other jurisdiction of                      (I.R.S. Employer
       incorporation or organization)                     Identification No.)



       1155 Valley Street, Suite 400
            Seattle, Washington                             (206) 624-8100
  (Address of principal executive offices)                     (Zip Code)

                             -----------------------
                              7 3/4% Notes Due 2011
                      (Title of the indenture securities)

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ITEM 1. GENERAL INFORMATION*

Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

               1.     Comptroller of the Currency, Washington D.C.

               2.     Federal Deposit Insurance Corporation, Washington, D.C.

               3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

        (b)    Whether it is authorized to exercise corporate trust powers.

                      Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.


                                 Not Applicable





*Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

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ITEM 16.       LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

               1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

               2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

               3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

               4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

               5.     Not applicable.

               6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

               7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

               8.     Not applicable.

               9.     Not applicable.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 19th day of June, 2001.

                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By:  /s/ John W. Porter
                                             -----------------------------------
                                             John W. Porter
                                             Assistant Vice President

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LaSalle Bank N.A.                             Call Date:   3/31/01             ST-BK: 17-1520          FFIEC        031
135 South LaSalle Street                                                                               Page        RC-1
Chicago, IL  60603                            Vendor ID: D                     CERT:  15407            11

Transit Number:  71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR MARCH 31 , 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET


                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   1. Cash and balances due from depository institutions (from Schedule RC-A):                    RCFD
                                                                                                  ----
      a. Noninterest-bearing balances and currency and coin(1)                                    0081        1,080,311    1.a
      b. Interest-bearing balances(2)                                                             0071           55,458    1.b
   2. Securities:
      a. Held-to-maturity securities (from Schedule RC-B, column A)                               1754          665,587    2.a
      b. Available-for-sale securities (from Schedule RC-B, column D)                             1773       14,402,952    2.b
   3. Federal funds sold and securities purchased under agreements to resell                      1350        1,820,079    3.
   4. Loans and lease financing receivables:
      a. Loans and leases held for sale                                                           5369          112,079    4.a

      b. Loans and leases, net of unearned income
          (from Schedule RC-C)                                   2122            31,530,369                                4.b
      c. LESS: Allowance for loan and lease losses               3128               436,799                                4.c
      d. Loans and leases, net of unearned income,
          allowance, and reserve (item 4.a minus 4.b and 4.c)                                     2125       31,093,570    4.d
   5. Trading assets (from Schedule RC-D)                                                         3545          335,536    5.
   6. Premises and fixed assets (including capitalized leases)                                    2145          276,523    6.
   7. Other real estate owned (from Schedule RC-M)                                                2150            4,093    7.
   8. Investments in unconsolidated subsidiaries and associated companies (from
      Schedule RC-M)                                                                              2130                0    8.
   9. Customers' liability to this bank on acceptances outstanding                                2155           17,200    9.
  10. Intangible assets (from Schedule RC-M)
      a. Goodwill                                                                                 3163          180,767    10.a
      b. Other Intangible assets                                                                  0426          414,318    10.b
  11. Other assets (from Schedule RC-F)                                                           2160        2,138,331    11.
  12. Total assets (sum of items 1 through 11)                                                    2170       52,596,804    12.

----------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

LaSalle Bank N.A.                             Call Date:    3/31/01             ST-BK: 17-1520         FFIEC         031
135 South LaSalle Street                                                                               Page          RC-2
Chicago, IL  60603                            Vendor ID: D                      CERT:  15407           12

Transit Number:  71000505
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SCHEDULE RC - CONTINUED
                                                                                                         Dollar Amounts in Thousands
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LIABILITIES
  13. Deposits:
      a. In domestic offices (sum of totals of                                                    RCON
                                                                                                  ----
          columns A and C from Schedule RC-E, part I)                                             2200         25,980,885    13.a
                                                                 RCON
                                                                 ----
          (1) Noninterest-bearing (1)                            6631             3,502,938                                  13.a.1
          (2) Interest-bearing                                   6636            22,477,947                                  13.a.2
                                                                                                  RCFN
      b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
          Schedule RC-E, part II)                                                                 2200          4,094,415    13.b
                                                                 RCFN
                                                                 ----
          (1) Noninterest-bearing                                6631                     0                                  13.b.1
          (2) Interest-bearing                                   6636             4,094,415                                  13.b.2
                                                                                                  RCFD
  14. Federal funds purchased and securities sold under agreements to repurchase                  2800          4,782,914    14.
  15. (from Schedule RC-D)                                                                        3548            118,214    15


  16. Other borrowed money (includes mortgage indebtedness and obligations under                  3190         11,564,626    16
      capitalized leases): From schedule RC-M

  17. Not applicable.
  18. Bank's liability on acceptances executed and outstanding                                    2920             17,200    18.
  19. Subordinated notes and debentures (2)                                                       3200            836,000    19.
  20. Other liabilities (from Schedule RC-G)                                                      2930          1,691,113    20.
  21. Total liabilities (sum of items 13 through 20)                                              2948         49,085,367    21.
  22. Minority Interest in consolidated subsidiaries                                              3000                  0    22.

EQUITY CAPITAL
                                                                                                  RCFD
                                                                                                  ----
  23. Perpetual preferred stock and related surplus                                               3838            135,410    23.
  24. Common stock                                                                                3230             41,234    24.
  25. Surplus (exclude all surplus related to preferred stock)                                    3839          1,903,169    25.
  26. a. Retained Earnings                                                                        3632          1,393,571    26.a
      b. Accumulated Other Comprehensive income.(3)                                               B530             38,053    26.b
  27. Other Equity capital components (4)                                                         3284                  0    27.
  28. Total equity capital (sum of items 23 through 27)                                           3210          3,511,437    28.
  29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)      3300         52,596,804    29.

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
   1. Indicate in the box at the right the number of the statement below that best describes
      the most comprehensive level of auditing work performed for the bank by independent         RCFD         Number
      external auditors as of any date during 1999                                                ----         ------
                                                                                                  6724            2          M.1

1 = Independent audit of the bank conducted in                        4 = Directors' examination of the bank conducted in
    accordance with generally accepted auditing standards by              accordance with generally accepted auditing standards by
    a certified public accounting firm which submits a                    a certified accounting firm. (may be required by state
    report on the bank                                                    chartering authority)

2 = Independent audit of the bank's parent holding                    5 = Directors' examination of the bank performed by
    company conducted in accordance with generally accepted               other external auditors (may be required by state
    auditing standards by a certified public accounting firm              chartering authority)
    which submits a report on the consolidated holding
    company (but not on the bank separately)                          6 = Review of the bank's financial statements by
                                                                          external auditors
3 = Attestation on bank managements assertion on the
    effectiveness of the banks internal control over                  7 = Compilation of the bank's financial statements by
    financial reporting by a certified public accounting                  external auditors
    firm with generally accepted auditing standards by a
    certified public accounting firm                                  8 = Other audit procedures (excluding tax preparation
                                                                          work)

                                                                      9 = No external audit work

----------

(1)     Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)     Includes limited-life preferred stock and related surplus.

(3)     Includes net unrealized holding gains (losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(4)     Includes treasury stock and unearned Employee Stock Ownership plan shares.
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